(HCPI-I)
SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (this "Second Amendment") is effective as of this 1st day of July, 2011, by and between by and among the four (4) Delaware limited liability companies or limited partnerships listed on Schedule A attached hereto and made a part hereof (together with their respective successors and assigns, the “Borrowers”, and individually, a “Borrower”), and CAPMARK BANK, a Utah industrial bank (together with its successors and assigns, “Lender”).

Recitals

A.           Borrowers and Lender executed that certain Loan Agreement dated August 15, 2007, as amended by First Amendment dated December 31, 2008 (the “Loan Agreement”). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Loan Agreement.

     B.               The Borrowers have requested that the Lender extend the Maturity Date of the Note and the Lender has agreed on the terms and conditions contained herein.

Agreement

NOW, THEREFORE, in consideration of the above Recitals, the parties hereby agree as follows:

1. In Section 1.1 of the Loan Agreement, the definition of “Maturity Date” is hereby amended to delete the date of “January 2, 2012” and replace it with “November 1, 2012”.  All references in the Loan Agreement to the Maturity Date are hereby amended to mean November 1, 2012.

2. Borrowers and Related Borrowers, as described herein, have entered into that certain Amended and Restated Cross-Collateralization, Cross-Default and Mortgage Modification Agreement of even date herewith whereby the loans made to the Borrowers and the Related Borrowers, and the security pledged therefor, are cross-collateralized and cross-defaulted.

3. The Loan Agreement is hereby amended to include the following definitions in Section 1.1:

““Cross Collateralization Agreement” means that certain Cross-Collateralization, Cross-Default and Mortgage Modification Agreement dated as of July 1, 2011, by and between the Lender, Borrowers and the Related Borrowers.”

““Loans” means, collectively, the Loan made by Lender to the Borrower and the loans made by Lender to the Related Borrowers, more particularly described in the Cross-Collateralization Agreement.”

““HCPI 2 Borrowers” means those entities more particularly described on Exhibit G attached hereto, to whom Lender made loans more particularly described on Exhibit G attached hereto.”

 ““Related Borrowers” means those entities more particularly described on Exhibit H attached hereto to whom the Lender made certain loans more particularly described on Exhibit H attached hereto.”

4. The Loan Agreement is hereby amended to include a new Section 5.15 as follows:

“5.15 Sale of Assets: Release of Facility.  Sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and whether by asset sale or equity sale, the following facilities owned by the Borrower and the Related Borrowers (the “Related Facilities”), without the prior written consent of the Lender, which consent may be granted or refused in Lender’s sole discretion.  Notwithstanding anything to the contrary in this Section 5.15, the Related Facilities may be released from the lien of the applicable mortgage prior to payment in full of the Loan upon the following conditions:

a.	No Event of Default exists under the Loan, and

b.	the Lender receives as a prepayment of the Loan, 100% of the principal of the allocated loan amount for such facility estimated as follows, along with all accrued interest related thereto:

Facility	Estimated Payoff Amount

Arborwood	$6,000,000.00

Cielo Vista	$4,230,544.00

Amber Oaks	$8,415,000.00

Seabrook	$4,105,000.00

Upon the release of any Related Facility pursuant to the terms of this Section 5.15, the Related Facility shall be released from the obligations of the Cross Collateralization Agreement and the applicable Borrower or Related Borrower shall concurrently be released from any further obligations under the Loan Documents.”

5. HCPI 2 Borrowers join in the execution of this Second Amendment and agree to continue to pay to Lender $666,667 in additional principal payments per month

6. (the “HCPI 2 Additional Payment”) until such time as all debt of the HCPI 2 Borrowers (the “HCPI 2 Loan”) is paid in full.  At the earlier of the date on which (i) the month immediately following the date on which the HCPI 2 Loan is paid in full or (ii) June 1, 2012, the Borrowers and the Related Borrowers shall pay to Lender $865,370 in additional principal payments per month (the “Additional Payment”) in excess of all other payments due by the Borrowers and the Related Borrowers to Lender pursuant to their applicable Loan Documents.  Lender shall apply the Additional Payment to the Loans in Lender’s sole discretion.  If, on February 1, 2012, the HCPI 2 Loan remains outstanding, the Borrowers and the Related Borrowers agree to pay to Lender $200,000 in additional principal payments per month in lieu of the Additional Payment until such time as the earlier of (i) the month following the date on which the HCPI 2 Loan is paid in full or (ii) June 1, 2012 (the “Reduced Additional Payment”).  Such Reduced Additional Payment shall be in excess of all other payments due by the Borrowers and the Related Borrowers to Lender pursuant to their applicable Loan Documents and applied to the Loans in Lender’s sole discretion.  Notwithstanding the foregoing, on the earlier of (i) the month immediately following the date on which the HCPI 2 Loan is paid in full or (ii) June 1, 2012, the Borrowers and the Related Borrowers shall begin making the Additional Payment to Lender, which shall be applied by Lender as provided herein.

7. The Borrowers shall pay a loan repositioning fee in the amount of one-quarter of one percent of the Loan ($65,500.00), and all costs and expenses incurred by the Lender related to this renewal and extension transaction, specifically including, without limitation, reasonable attorneys' fees, recording fees and the costs associated with a title update.

8. This Second Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one the same instrument.

9. The extension of the Maturity Date provided herein is subject to Lender’s receipt of a satisfactory appraisal of the Loyalton property.

Except as expressly amended hereby, all other terms and conditions of the Loan Agreement shall remain unchanged and shall continue in full force and effect.

The Borrower represents that (a) no Event of Default has occurred that is continuing on the date hereof;  and (b) the representations and warranties included in Article III of the Loan Agreement are as true and correct on the date hereof as when originally made, except as such representation or warranty expressly relates to an earlier date.

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IN WITNESS WHEREOF, Borrowers and Lender have caused this Second Amendment to be executed by their respective duly authorized representatives, as of the date set forth above.

CAPMARK BANK, a Utah industrial bank

By:  /s/ Laura Y. McDonald
Name: Laura Y. McDonald
Its:  SVP/Managing Director

BORROWERS:

EMERICHIP EVERETT LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
 a Washington corporation
 its Sole Member

By: /s/ Eric Mendelsohn
                  Eric Mendelsohn,
Senior Vice President Corporate Development

EMERICHIP PHOENIX LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
 a Washington corporation
 its Sole Member

By: /s/ Eric Mendelsohn
                Eric Mendelsohn,
Senior Vice President Corporate Development

EMERICHIP SAN ANTONIO AO LP
a Delaware limited partnership

By:             Emerichip Texas LLC,
 a Delaware limited liability company,
 its General Partner

By:   ESC G.P. II, Inc.,
          a Washington corporation
          its Sole Member

By: /s/ Erick Mendelsohn
                                Eric Mendelsohn,
  Senior Vice President Corporate Development

EMERICHIP WALLA WALLA LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
 a Washington corporation
 its Sole Member

By: /s/ Eric Mendelsohn
\                 Eric Mendelsohn,
Senior Vice President Corporate Development

The Related Borrowers join in the execution of this Second Amendment to evidence their agreement to the terms contained herein:

RELATED BORROWERS:

FRETUS Investors El Paso LP, a
Delaware limited partnership

By:  Village Oaks Cielo Vista Investors
LLC, a Delaware limited liability company
Its:   General Partner

By: FRETUS Investors LLC, a
Washington limited liability
                                company
Its: Managing Member

By: Emeritus Corporation, a
                                                Washington corporation
Its: Administrative Member

                                                                                                                                                                         By:   /s/  Eric Mendelsohn
                                                                                         Eric Mendelsohn
                                         Its: Senior Vice President Corporate Development

EMERIPREZ LLC, a Delaware limited liability company

By: Summerville Senior Living, Inc., a Delaware corporation

          Its:   Sole Member

By: /s/ Eric Mendelsohn

 Name: Eric Mendelsohn
Title:	Senior Vice President Corporate Development

PHNTUS LO JOLIET SCU LLC,
a Delaware limited liability company

     By Emeritus Corporation,
     a Washington corporation
     Its Sole Member

By:  /s/ Eric Mendelsohn
Name: _______________________

By:  /s/ Eric Mendelsohn
Eric Mendelsohn
Its SVP Corporate Development

The HCPI 2 Borrowers join in the execution of this Second Amendment to evidence their agreement to the terms contained in Paragraph 5 contained herein:

HCPI 2BORROWER:

EMERICHIP STOCKTON LLC,
a Delaware limited liability company

By:	Emeritus Corporation,
a Washington corporation,
its Sole Member

            By: /s/ Eric Mendelsohn
  Eric Mendelsohn,
  Senior Vice President
  Corporate Development

HCPI 2 BORROWER:

EMERICHIP DALLAS LP,
a Delaware limited partnership

By:	Emerichip Texas LLC,
a Delaware limited liability company,
its General Partner

By:	ESC G.P. II, Inc.,
a Washington corporation,
its Sole Member

By:  /s/ Eric Mendelsohn
         Eric Mendelsohn
     Senior Vice President
     Corporate Development

HCPI 2 BORROWER:

EMERICHIP EL PASO LP
a Delaware limited partnership

By:	Emerichip Texas LLC,
a Delaware limited liability company,
its General Partner

By:          ESC G.P. II, Inc.,
a Washington corporation,
its Sole Member

By:  /s/ Eric Mendelsohn
               Eric Mendelsohn
           Senior Vice President
           Corporate Development

HCPI 2 BORROWER:

EMERICHIP CAMBRIA AO LP
a Delaware limited partnership

By:	Emerichip Texas LLC,
a Delaware limited liability company,
its General Partner

By:	ESC G.P. II, Inc.,
a Washington corporation,
its Sole Member

By:  /s/ Eric Mendelsohn
        Eric Mendelsohn
    Senior Vice President
    Corporate Development

SCHEDULE A

[List of Borrowers]

EMERICHIP EVERETT LLC

EMERICHIP PHOENIX LLC

EMERICHIP SAN ANTONIO AO LP

EMERICHIP WALLA WALLA LLC

EXHIBIT G

HCPI 2 Borrowers

1.	Emerichip Stockton LLC
2.	Emerichip Dallas LP
3.	Emerichip El Paso LP
4.	Emerichip Cambria AO LP

EXHIBIT H

Related Borrowers

Fretus Investors El Paso LP, a Delaware limited partnership

PHNTUS LO Juliet SCU LLC, a Delaware limited liability company

Emeriprez LLC, a Delaware limited liability company